UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2006

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13403 Northwest Freeway Houston, Texas	77040-6094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 690-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

On November 1, 2006, HCC Insurance Holdings, Inc. (the “Company”) issued a press release updating the status of its delayed second quarter 2006 Form 10-Q, announcing a delay in its third quarter 2006 Form 10-Q and providing selected financial information for the third quarter 2006.

A copy of the press release filed by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference and is also available at HCC’s website at www.hcc.com

Item 9.01 Financial Statements and Exhibits

No.	Exhibit
99.1	Press Release dated November 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC INSURANCE HOLDINGS, INC.

Date: November 1, 2006

By:        /s/ Christopher L. Martin

Christopher L. Martin,

Executive Vice President and

General Counsel

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release dated November 1, 2006